Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO VAN KAMPEN MID CAP GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Mid Cap Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                       Votes       Votes       Broker
Matter                                                   Votes For    Against     Abstain    Non-Votes
------                                                  ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization..   43,344,542   1,287,058   3,076,706       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO VAN KAMPEN SMALL CAP VALUE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Small Cap Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                      Votes      Votes       Broker
Matter                                                   Votes For   Against    Abstain    Non-Votes
------                                                  ----------   -------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization..   29,658,933   736,476   2,227,293       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO TECHNOLOGY SECTOR FUND

A Special Meeting ("Meeting") of Shareholders of Morgan Stanley Technology Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes     Votes      Broker
Matter                                                  Votes For   Against   Abstain   Non-Votes
------                                                  ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization..   6,314,114   312,206   415,946       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        INVESCO VAN KAMPEN UTILITIES FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Utility Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes     Votes      Broker
Matter                                                  Votes For   Against   Abstain   Non-Votes
------                                                  ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization..   4,238,200   138,541   245,898       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                   INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Value Opportunities Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes     Votes      Broker
Matter                                                  Votes For   Against   Abstain   Non-Votes
------                                                  ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization..   9,731,346   160,018   244,328       0